CONSULTING AGREEMENT

      THIS AGREEMENT (the "Agreement"), is made and entered into as of this ___ day of ________________, 1997, by and between Millennium Holdings Group, Inc., a New York Corporation with offices at 2200 Corporate Boulevard, N.W., Suite 311, Boca Raton, FL 33431 ("Millennium" or the "Consultant") and Antennas America, Inc., a Utah Corporation with offices at 4860 Robb Street, Suite 101, Wheat Ridge, CO 80033 (the "Company" or "AAI") (together the "Parties").

      WHEREAS, the parties desire to formalize the terms and conditions under which Millennium shall provide consulting services to the Company.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other valid consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

1.    Term of Agreement and Renewal.

      The Agreement shall remain in effect from the date of execution hereof through the expiration of a one year period unless earlier terminated in accordance with Section 11 below, and may be renewed upon the mutual consent of the Parties.

2. Nature of Services to be Rendered.

      Millennium shall use its best efforts and available resources to provide the Company with corporate and financial consulting services requested by the Company, including but not limited to introducing the Company to broker-dealers in order to increase interest in the Company's common stock and to establish new market makers in the Company's common stock, disseminating to the broker-dealer and investment community information concerning the Company and its plans and operations in order to establish and build upon a foundation of support for the Company, establish and manage an investor, shareholder and broker-dealer relations program for the Company, continually monitor and update the foregoing, and perform other corporate and financial consulting services requested by the Company. In order to pursue the foregoing in the manner anticipated, upon the execution of this Agreement Millennium immediately will cause at least two of its employees to visit the Company's facilities and Millennium will familiarize itself with the Company's plans and operations. All materials concerning the Company that are disseminated by Consultant shall be provided to the Company prior to their dissemination and shall not be disseminated without the prior consent of the Company.

3.    Compensation.

      (a) Cash Compensation. As Compensation for its consulting services rendered hereunder, the Company shall pay to Millennium $5,000 per month during the term of this Agreement. The first $5,000 payment for services to be rendered shall be due and payable upon the execution of this Agreement and payments of $5,000 per month shall be made on the same day of each month thereafter during the term of this Agreement.

      (b) Additional Compensation; Repurchase Right. (i) During the period commencing on the date of this Agreement and expiring one year thereafter, as

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

additional Compensation for its consulting services rendered hereunder, the Company agrees to allow Millennium to purchase the following shares (the "Option Shares") of the Company's stock pursuant to options (the "Options") granted pursuant to the form of Option Agreement attached to and made a part of this Agreement as Exhibit A:

     (1) 2,000,000 shares of the Company's restricted common stock at $.06 per share.
     (2) 2,000,000 shares of the Company's restricted common stock at $.10 per share.
     (3) 2,000,000 shares of the Company's restricted common stock at $.30 per share.

            (ii) Upon the occurrence of any of the events (the "Termination Events") described in Section 11(a), (b), or (c) below, in addition to any other rights and remedies that the Company may have, the Company shall have the right to repurchase from Millennium all or any part of the Options and/or Option Shares at a price (the "Repurchase Price") of $.00025 per Option or Option Share. The Company must exercise its right to repurchase the Options and/or the Option Shares pursuant to this Section 3(b)(ii) within 60 days following the later to occur of the Termination Event or the Company's having knowledge of the Termination Event. The Company may exercise this right by providing to Millennium written notice (the "Repurchase Notice") describing the number of Options and Option Shares to be repurchased pursuant to this Section 3(b)(ii) together with a check in the amount of the aggregate repurchase price for those Options and Option Shares. Upon the giving of the Repurchase Notice pursuant to this Section 3(b)(ii), the number of Options and Option Shares to be repurchased pursuant to this Section 3(b)(ii) immediately shall be deemed cancelled on the Company's option and stock transfer ledgers. Immediately upon the Company's giving of the Repurchase Notice, Millennium shall deliver to the Company certificates representing the aggregate number of Options and Option Shares repurchased by the Company. The certificates representing the Options and the Option Shares shall be imprinted with a legend setting forth or referring to the repurchase rights and restrictions of this Section 3(b)(ii), which legend shall be removed by the Company upon the request of Millennium following the expiration of the Company's repurchase rights pursuant to this Section 3(b)(ii).

      (c)   Registration Rights.

            (1) The Company will, no later than 60 days after the date (the "Effective Date") of this Agreement, file with the Securities And Exchange Commission (the "SEC") a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), covering the sale in the open market by the Consultant of the Option Shares issuable upon the exercise of the Options by the Consultant. The Company will undertake due diligence to cause the registration statement to become effective with the SEC as soon as possible after its filing.

            (2) As to any registration statement, the Company's obligations contained in this Section 3(c) shall be conditioned upon timely receipt by the Company in writing of information as to the terms of the contemplated transfer to be registered furnished by and on behalf of the Consultant, and such other information as the Company reasonably may require from the Consultant or any underwriter for any Option Shares for inclusion in the registration statement. Such information shall be provided to the Company in writing within 10 days after the request for that information by the Company.

            (3) All registration expenses incurred by the Company in connection with any registration, qualification or compliance pursuant to this
      Section 3(c), including reasonable printing expenses, fees and disbursements of the Company's counsel, and registration and filing fees relating to Option to be registered on behalf of the Company pursuant to any registration statement required to be filed by the Company on behalf of the Consultant pursuant to this Section 3(c), shall be borne by the Company. All selling expenses, including commissions, allocable to the sale of the shares of the Company Stock registered on behalf of the Consultant shall be borne by the Consultant.

            (4) In the case of a registration, qualification or compliance effected by the Company on behalf of the Consultant pursuant to this
      Section 3(c), the Company shall keep the Consultant advised in writing as to the initiation of such registration, qualification, and compliance and as to the completion thereof. At its expense, the Company will keep such registration, qualification or compliance effective for a period of one year after the Effective Date or until the Consultant has completed the distribution described in the registration statement relating thereto, whichever first occurs.

            (5) In the case of a registration, qualification or compliance effected by the Company on behalf of the Consultant pursuant to this
      Section 3(c), the Company shall take such action as may be reasonably necessary to register or qualify the sale by the Consultant of Options under the securities acts or blue sky laws of such jurisdictions as the Consultant may reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the Consultant to complete such proposed sale or other distribution by the Consultant of Option Shares in any such jurisdiction; provided however, that in no event shall the Company be obligated to register or qualify under the blue sky laws of any state in which the Common Stock of the Company currently is not qualified for resale, or be obligated to register or qualify the securities in any jurisdiction which would require the Company to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.

            (6) The Company will indemnify and hold harmless the Consultant against any loss, claim, damage or liability (or action in respect thereof) to which the Consultant may become subject, under the 1933 Act, or otherwise, insofar as any such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue statement or alleged untrue statement of any material facts contained in the registration statement, any prospectus contained in the registration statement, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading. Notwithstanding the foregoing provisions of this paragraph, the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Consultant or any agent or other representative of the Consultant.

            (7) The Consultant will indemnify and hold harmless the Company and any underwriter (as defined in the 1933 Act) for the Company and each person, if any, who controls the Company or such underwriter against any loss, claim, damage or liability (or action in respect thereof) to which the Company or such underwriter or controlling person may become subject, under the 1933 Act or otherwise, insofar as any such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the Consultant or any agent or other representative of the Consultant or other representative of the Consultant for use in the registration statement.

4. Warranties and Representations of the Consultant.

      In order  to  induce  the  Company  to  enter  into  this  Agreement,  the
Consultant   hereby   makes   the   following   unconditional   warranties   and
representations:

      (a) In connection with its execution of and performance under this Agreement, the Consultant has not taken and will not take any action which would cause it to become required to make any filings with or to register in any capacity with the Securities and Exchange Commission (the "SEC"), the National Association of Security Dealers, Inc. (the "NASD"), the securities commissioner or department of any state, or any other regulatory or governmental body or agency.

      (b) Neither the Consultant nor any of its principals is subject to any sanction or restriction imposed by the SEC, the NASD, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail the Consultant's execution of this Agreement or the performance of its obligations hereunder.

      (c) The Consultant will take no action causing it to be a "promoter" pursuant to the 1933 Act or that would require disclosure in SEC filings, without the Company's prior written consent.

      (d) Millennium is not now a party to a consulting agreement with any other corporation or entity involved in a business which is the same as or similar to the Company's.

5. Warranties and Representations of the Company.

      In order to induce the Consultant to enter into this Agreement, the Company hereby makes the following unconditional warranties and representations:

      (a) The Company is not subject to any restriction imposed by the SEC or by operation of the 1933 Act, the Exchange Act of 1934, as amended (the "1934 Act"), or any of the rules and regulations promulgated under the 1933 Act or the 1934 Act which would prohibit its execution of this Agreement or the performance of its obligations to the Consultant herein set forth.

      (b) The Company has not been sanctioned by the SEC or any state securities commissioner or department in connection with any issuance of its securities.

      (c) The Company is not a party to any other contract or agreement with terms similar to those contained herein.

      (d) All payments required to be made to Millennium hereunder will be made on time and in accordance with the payment terms and conditions set forth herein.

      (e) The Company acknowledges that Millennium does not guarantee its ability to cause the consummation of any contract or merger or acquisition with any corporate candidate.

 6. Representations And Warranties Of Consultant Concerning The Options And Option Shares.

      For purposes of this Agreement, the Options and the Option Shares are referred to collectively as the "Consultant Securities". Consultant hereby represents and warrants, and, upon exercise of the Options, Consultant shall be deemed to have represented and warranted, to the Company as follows concerning Consultant's respective acquisition of the Options, and the Option Shares issuable upon exercise of the Options:

                  (a) Consultant is acquiring the Consultant Securities for investment purposes only and the Consultant Securities that Consultant is or will be acquiring will be held by Consultant without sale, transfer or other disposition for an indefinite period unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available;

                  (b) Consultant's overall commitment to investments that are not readily marketable is not disproportionate to Consultant's net worth and Consultant's investment in the Consultant Securities will not cause such overall commitments to become excessive;

                  (c) Consultant's financial condition is such that Consultant is under no present or contemplated future need to dispose of any portion of the Consultant Securities to satisfy any existing or contemplated undertaking, need or indebtedness;

                  (d) Consultant has sufficient knowledge and experience in business and financial matters to evaluate, and Consultant has evaluated, the merits and risks of an investment in the Consultant Securities.

            (e) The address set forth above is Consultant's true and correct residence, and Consultant has no present intention of becoming a resident of any other state or jurisdiction.

            (f)  Consultant  confirms  that all  documents,  records  and  books pertaining to an investment in the Consultant Securities have been made available or delivered to Consultant. Without limiting the foregoing, Consultant has received and reviewed the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 and Quarterly Reports on Form 10-QSB for each of the quarters ended March 31, 1997 and June 30, 1997, and each of the Company's Press Releases since December 31, 1996, and Consultant has had the opportunity to discuss the acquisition of the Options and the Option Shares with the Company, and Consultant has obtained or been given access to all information concerning the Company that Consultant has requested.

            (g) Consultant has had the opportunity to ask questions of, and receive the answers from, the Company concerning the terms of the investment in the Consultant Securities and to receive additional information necessary to verify the accuracy of the information delivered to Consultant, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense.

            (h) Consultant understands that the Options have not, and the Option Shares issuable upon exercise of the Options will not be, registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings, and no federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the sale of the Consultant Securities.

            (i) The Consultant Securities that Consultant is or will be acquiring will be solely for Consultant's own account, for investment, and are not being purchased, and will not be purchased, with a view to or for the resale, distribution, subdivision or fractionalization thereof. Consultant has no agreement or arrangement for any such resale, distribution, subdivision or fractionalization thereof.

      (j) Consultant acknowledges and is aware of the following:

                  (i)  The  Consultant   Securities   constitute  a  speculative
      investment and involve a high degree of risk of loss by Consultant of Consultant's total investment in the Consultant Securities.

                  (ii) There are substantial restrictions on the transferability of the Consultant Securities. The Consultant Securities cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no rights to require that the Consultant Securities be registered except as set forth in Section 3(c) of this Agreement; there is no right of presentment of the Consultant Securities and there is no obligation by the Company to repurchase any of the Consultant Securities; and, accordingly, Consultant may have to hold the Consultant Securities indefinitely and it may not be possible for Consultant to liquidate Consultant's investment in the Company.

                  (iii) Each certificate issued representing the Consultant Securities shall be imprinted with a legend that sets forth a description of the restrictions on transferability of those securities, which legend will read substantially as follows:

                        "The securities represented by this Certificate have not
            been registered or qualified under federal or state securities laws. These securities may not be offered for sale, sold, pledged, or otherwise disposed of unless so registered or qualified or unless an exemption exists, the availability of which is to be established by an opinion of counsel (which opinion and counsel shall both be reasonably satisfactory to the Company)."

            (iv) Each certificate or other document issued representing the Options and the Option Shares shall be imprinted with, in addition to the legend set forth in Section 6(j)(iii), a legend describing the Company's right to repurchase the Options and the Option Shares pursuant to Section 3(b)(ii) of this Agreement, which legend will read substantially as follows:

                  "The  securities  represented  by this document are subject to the right of the Company to repurchase these securities pursuant to the Consulting Agreement effective as of October __, 1997 between Millennium Holdings Group, Inc. and the Company."

      The foregoing representations and warranties are true and accurate as of the date hereof and shall survive delivery of this signed Agreement and any of the Consultant Securities.

7.    Waiver of Registration Obligations.

      In the event of NASD-registered broker-dealer shall execute a letter of intent to conduct a firm commitment underwriting of the Company's securities, with anticipated gross proceeds of at least $1,000,000 and shall require that all of the Company's shareholders waive registration rights, Millennium will provide a written waiver of its registration right herein provided.

8.    Expense Reimbursement.

      Millennium shall be entitled to receive cash reimbursement, and the Company shall provide cash reimbursement, of all reasonable cash out-of-pocket expenses paid by Millennium on behalf of the Company in performance of its duties hereunder. Such expenses shall include without limitation expenses for communications, deliveries and travel. In no event, however, will Millennium incur on behalf of the Company an expense or aggregate expenses in excess of $100 without the prior written consent of the Company. Millennium shall provide the Company with a monthly statement of such expenses and the Company agrees to pay such pre-approved expenses within 30 days of receipt by the Company of the statement of expenses.

9. Indemnification of Millennium by the Company.

      The Company shall indemnify and hold harmless Millennium and its principals from and against any and all liabilities and damages in connection with the Company's ownership and operation and, without limiting the foregoing, shall pay the Consultant's legal fees and expenses if the Company is named as a defendant in any proceedings brought in connection with the Company except if such liabilities or damages are the result of the negligence or willful misconduct of Consultant or its principals, agents, or representatives.

10. Indemnification of the Company by the Consultant.

      Millennium shall indemnify and hold harmless the Company and its principals from and against any and all liabilities and damages arising out of actions taken by Millennium in connection with its services as a consultant, which actions were not authorized by the Company, and, without limiting the foregoing, shall pay the Company's legal fees and expenses if the Company is named as a defendant in any proceedings brought in connection with the Consultant.

11.   Termination And Breach.

      This Agreement shall be effective as of the date hereof when executed by Consultant and AAI, and shall be for a term as defined in Section 1 of this Agreement. AAI may terminate this Agreement immediately by delivering to Millennium written notice of such termination in the event of the occurrence of any of the following:

      (a) Millennium or its principals are sanctioned by the SEC, NASD, or state or federal securities or blue sky divisions for securities violations where it can be determined that such sanction reasonably prohibits Millennium from performing its duties hereunder;

      (b) A material breach of any provision of this Agreement by Millennium;

      (c) Millennium is not acting in a responsible manner with respect to its activities as a financial consultant to AAI.

12.   Arbitration.

      Any and all conflicts, disputes and disagreements arising out of or in connection with any aspect of the Agreement shall be subject to arbitration in accordance with the rules of The American Arbitration Association then in effect. Written Notice of Dispute shall be served by either Party upon the other Party at its address set forth herein or such other address as it shall have provided in writing for that purpose, and the arbitration date shall be set no later than two months from the date such Notice is served. The dispute shall be submitted to The American Arbitration Association in Denver, Colorado. The Parties designate Jefferson County Court in Jefferson County, Colorado as the court in which any arbitration award shall be subject to confirmation, and will abide by such confirmation.

13. Entire Understanding/Incorporation of Other Documents.

      This Agreement and the Exhibit hereto contain the entire understanding of the Parties with regard to the subject matter hereof, superseding any and all prior agreements or understandings whether oral or written, and no further or additional agreements, promises, representations or covenants may be inferred or construed to exist between the Parties.

14. No Assignment or Delegation Without Prior Approval.

      No portion of the Agreement or any of its provisions may be assigned, nor obligations delegated, to any other person or party without the prior written consent of the Parties except by operation of law or as otherwise set forth herein.

15.   Survival Agreement.

      The Agreement and all of its terms shall inure to the benefit of any permitted assignees of or lawful successors to either Party.

16.   No Amendment Except in Writing.

      Neither the Agreement nor any of its provisions may be altered or amended except in a dated writing signed by the Parties.

17.   Waiver of Breach.

      No waiver of any breach of any provision hereof shall be deemed to constitute a continuing waiver or a waiver of any other portion of the Agreement.

18. Severability of the Agreements.

      Except as otherwise provided herein, if any provision hereof is deemed by arbitration or a court of competent jurisdiction to be legally unenforceable or void, such provision shall be stricken from the Agreement and the remainder hereof shall remain in full force and effect.

19.   Governing Law.

      The Agreement and its provisions shall be construed in accordance with and pursuant to, and governed by, the laws of the State of Colorado, as applicable to agreements to be performed solely within the State of Colorado, without regard to its conflict-of-laws provisions then in effect.

20.   No Construction Against Drafter.

      The Agreement shall be construed without regard to any presumption or other rule requiring construction against the Party causing the drafting hereof.

      IN WITNESS WHEREOF, the Parties have executed the Agreement as of the date first above written.

ANTENNAS AMERICA, INC.              MILLENNIUM HOLDINGS GROUP, INC.


By:/s/ Randall P. Max                  By:/s/ Gary Schulthers
   --------------------------------       -----------------------
   Randall P. Marx, Chief Executive       Gary Schultheis, President
     Officer

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